SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                FORM 8-K



               Current Report Under Section 13 or 15(d) of

                   the Securities Exchange Act of 1934



Date of Report                              August 31, 2007

Commission File No.                               0-8190



                     WILLIAMS INDUSTRIES, INCORPORATED

                     ---------------------------------

             (Exact name of registrant as specified in its charter)



         Virginia                              54-0899518

-----------------------------         -------------------------

(State or other jurisdiction of     (I.R.S. Employer Identification

 incorporation or organization)               Number)



     8624 J.D. Reading Drive                     20109

---------------------------------        ----------------------

(Address of Principal Executive                 (Zip Code)

 Offices)



         P.O. Box 1770                           20108

---------------------------------        ----------------------

(Mailing Address of Principal                   (Zip Code)

 Executive Offices)



                             (703) 335-7800

          ----------------------------------------------------

          (Registrant's telephone Number, including area code)







Item 1.01



On August 31, 2007, the Company received a signed copy of the attached

Fourth Amendment to Forbearance Agreement between the Company and

United Bank, extending the maturity of approximately $3 million of debt to December 31, 2007.  The document was signed by the Company on August 27,

2007, and by the Bank on August 30, 2007.



Item 9.01



Exhibit 99: See attached Fourth Amendment to Forbearance Agreement dated as of August 27, 2007.



SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Williams Industries, Incorporated

                               -----------------------------------

                                           Registrant

Date:  September 4, 2007

                                /s/ FRANK E. WILLIAMS, III

                               -----------------------------------

                                Frank E. Williams, III, President